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                                                                    EXHIBIT 10.2

                                FOURTH AMENDMENT
                                       TO
                                 LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 4th day of April, 1996, by and among the following:

         PETRUS FUND, L.P., a Texas limited partnership ("Lender");

         ULTRAK, INC., a Delaware corporation ("Ultrak") and the surviving entity of the merger between Ultrak and Ultrak, Inc., a Colorado corporation, which in turn was the surviving entity of the merger between Ultrak, Inc., a Colorado corporation, and Exxis Technologies, Inc., a Texas corporation; and

         ULTRAK OPERATING, L.P., a Texas limited partnership ("Ultrak
Operating").

                                    RECITALS

         A. Ultrak, CCTV Source International, Inc. ("CCTV"), Loss Prevention Electronics Corporation ("LPEC"), and Lender are parties to that certain Loan Agreement dated July 20, 1992 (the "Original Loan Agreement").

         B. Ultrak, CCTV, LPEC, and Lender are parties to that certain First Amendment to Loan Agreement dated as of October 4, 1993 (the "First Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $3,000,000.00 to $6,000,000.00.

         C. Ultrak and Lender are parties to that certain Second Amendment to Loan Agreement dated as of October 4, 1994 (the "Second Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $6,000,000.00 to $8,000,000.00, and Lender consented to the merger of LPEC and CCTV with and into Ultrak, with Ultrak being the surviving corporation.

         D. In connection with the Second Amendment, Ultrak executed that certain Restated Revolving Credit Note dated October 4,1994, in the original principal amount of $8,000,000.00, payable to the order of Lender.

         E. Ultrak, Ultrak Operating, and Lender are parties to that certain Third Amendment to Loan Agreement dated as of January 11, 1996, to be effective as of December 29, 1995 ("Third Amendment"), pursuant to the terms of which, among other things, the Loan Agreement was amended to reflect the reorganization of Ultrak and to add Ultrak Operating as a borrower. The Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to herein as the "Loan Agreement".





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         F.      In connection with the Third Amendment, Ultrak and Ultrak
Operating executed that certain Second Restated Revolving Credit Note dated December 29, 1995, in the original principal amount of $8,000,000.00, payable to the order of Lender.

         G. Ultrak, Ultrak Operating, and Lender desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   Article II
                                   AMENDMENTS

         Section 2.01. Amendment to Subsection (b) of the Definition of "Eligible Inventory" in Section 1.02. Effective as of the date hereof and subject to the provisions of Section 3.01 below, subsection (b) of the definition of "Eligible Inventory" in Section 1.02 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 "(b) if the Inventory is in any Borrowers' possession, the Inventory is segregated in the Fenced Area of the Carrollton Warehouse or in the Poway Warehouse, as the case may be, within forty-eight (48) hours of arriving on Borrowers' premises;"

         Section 2.02. Amendment to Definition of "Drawdown Termination Date" in Section 1.02. Effective as of the date hereof and subject to the provisions of Section 3.01 below, the definition of "Drawdown Termination Date" in
Section 1.02 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 "Drawdown Termination Date" shall mean the earlier of (a) June 30, 1996 or (b) ninety (90) days following the date Lender gives Borrowers' Agent notice of Lender's exercise of its rights to terminate its Commitment pursuant to Section 2.10(b) hereof.

         Section 2.03. Amendment to Definition of "Revolving Loan Maturity Date" in Section 1.02. Effective as of the date hereof and subject to the provisions of Section 3.01 below, the definition of "Revolving Loan Maturity Date" in
Section 1.02 of the Loan Agreement is hereby amended to read in its entirety as follows:





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                 "'Revolving Loan Maturity Date' shall mean the earlier of (a)
         June 30, 1996 or (b) one hundred eighty (180) days following the date Lender gives Borrowers' Agent notice of Lender's exercise of its right to terminate its Commitment pursuant to Section 2.10(b) hereof."

         Section 2.04. Addition of New Definition to Section 1,02. Effective as of the date hereof, and subject to the provisions of Section 3.01 below, the following additional definition is hereby added to Section 1.02 of the Loan Agreement to read in its entirety as follows:

                 "'Poway Warehouse' shall mean the warehouse of the Borrowers, Dental Vision Direct, Inc., Diamond Electronics, Inc., and JAK Pacific Video Warranty and Repair Services, Inc. at 12851 Maplewood Court, Poway, California 92064, which is denoted as a secure area for Eligible Inventory."

         Section 2.05. Amendment to Section 2.06. Effective as of the date hereof and subject to the provisions of Section 3.01 below, Section 2.06 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "Section 2.06 Removal of Inventory.       Borrowers shall be entitled
     to remove Inventory from either the Fenced Area of the Carrollton Warehouse or the Poway Warehouse if, and only if, the following conditions are satisfied:

                 (a) the advance made by Lender for the purchase of the Eligible Inventory (whether such advance was made directly, as contemplated by Section 2.03(a)(iii), or indirectly to reimburse an issuer of a letter of credit, as contemplated by Section 2.0(a)(iv)), has been repaid to Lender in collected funds; and

                 (b) at the time of removal, the Inventory to be removed, when compared to all other Inventory located in the either Fenced Area of the Carrollton Warehouse or the Poway Warehouse, as the case may be, was the first to arrive in either such location, it being the intention of Borrowers and Lender that Inventory shall be removed from either the Fenced Area of the Carrollton Warehouse or the Poway Warehouse, as the case may be, only on a first-in, first-out basis."

         Section 2.06. Amendment to Section 4.13. Effective as of the date hereof and subject to the provisions of Section 3.01 below, Section 4.13 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "Section 4.13 Identification and Segregation of Eligible Inventory. Borrower shall segregate and maintain all Eligible Inventory in any Borrower's possession in either the Fenced Area of the Carrollton Warehouse or the Poway


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         Warehouse, as the case may be, apart and distinct from all other
         Inventory of any Borrower. Borrower shall conspicuously identify all Eligible Inventory in any Borrower's possession as being subject to the lien and security interest of the Lender. All Eligible Inventory shall be physically located in either the Fenced Area of the Carrollton Warehouse or the Poway Warehouse within forty-eight (48) hours after such Eligible Inventory arrives at either the location commonly known as 1220 Champion Circle, Carrollton, Texas or the location commonly known as 12851 Maplewood Court, Poway, California, as the case may be."

         Section 2.07. Addition of New Subsection (c) to Section 5,07. Effective as of the date hereof and subject to the provisions of Section 3.01 below, the following additional Subsection (c) is hereby added to Section 5.07 of the Loan Agreement to read in its entirety as follows:

                 "and (c) leases and lease agreements for the real property at 12851 Maplewood Court, Poway, California, not to exceed in the aggregate $500,000.00 in any fiscal year of the Borrowers."

         Section 2.08. Amendment to Section 7.01(r). Effective as of the date hereof and subject to the provisions of Section 3.01 below, Section 7.01(r) of the Loan Agreement is hereby amended to read in its entirety as follows:

                 "(r) Segregation of Inventory. The failure of any Eligible Inventory to be located at all times within either (i) the Fenced Area of the Carrollton Warehouse within forty-eight (48) hours after the arrival of such Eligible Inventory at the premises commonly known as 1220 Champion Circle, Carrollton, Texas or (ii) the Poway Warehouse within forty-eight (48) hours after the arrival of such Eligible Inventory at the premises commonly known as 12851 Maplewood Court, Poway, California."

                                  ARTICLE III
                                   CONDITIONS

         Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender in writing:

                 (a) Lender shall have received from the owner of the Poway Warehouse at 12851 Maplewood Court, Poway, California, a Landlord's Subordination and Consent Agreement in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by the owner of the Poway Warehouse;

                 (b) Lender shall have received a notice regarding the absence of oral agreements in form and substance reasonably acceptable to Lender, dated as of the date of





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         this Amendment, and duly executed by Borrowers and all other persons reasonably required by Lender;

                 (c) Lender shall have received the Fourth Amendment to Warrant Purchase Agreement ("Fourth Amendment to Warrant Agreement") in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by Ultrak, Inc., Lender and all other persons reasonably required by Lender;

                 (d) Lender shall have received an opinion of Borrowers' counsel pertaining to the authority of the Borrowers to enter into this Amendment and the Other Documents contemplated by this Amendment, the enforceability of the Loan Agreement, this Amendment, the Fourth Amendment to Warrant Agreement and the Other Documents with regard to the Borrowers and other third parties, and such other matters as Lender may reasonably request;

                 (e) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents") shall be true and correct as of the date hereof as if made on the date hereof;

                 (f) No default shall have occurred under the Loan Agreement or any of the other Loan Documents and be continuing; and no default shall exist under the Loan Agreement, unless such default has been specifically waived in writing by Lender; and

                 (g) All corporate and partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                 ARTICLE IV
   RATIFICATIONS, REPRESENTATIONS, WARRANTIES; JOINT AND SEVERAL LIABILITY

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

         Section 4.02. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or partnership action, as applicable, on the part of such Borrower and will not violate the Partnership Agreement, Articles or Certificate of Incorporation or Bylaws, as applicable, of such Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on





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and as of the date hereof as though made on and as of the date hereof, (iii)
each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Ultrak has not amended its Articles of Incorporation or Bylaws since the date of execution of this Amendment.

                                   ARTICLE V
                                 MISCELLANEOUS

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except





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Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Waiver Of Consumer Rights. EACH BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT,
SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWERS' OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT SUCH BORROWER (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.

                     EACH BORROWER HAS READ AND UNDERSTANDS
                        SECTION 5.10:   TDT (INITIALS)
                                        TDT (INITIALS)

         5.11 RELEASE. ULTRAK ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE ORIGINAL LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN AGREEMENT, THE OTHER AGREEMENTS, AND/OR ANY TRANSACTION RELATED TO THE ORIGINAL LOAN DOCUMENTS, SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF LENDER'S EXECUTION AND DELIVERY OF THIS AMENDMENT.

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         IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.

                                        LENDER:

                                        PETRUS FUND, L.P.

                                        By: Perot Investments, Inc.
                                            its General Partner

                                            By: /s/ STEVEN L. BLASNIK
                                                -------------------------------
                                                Steven L. Blasnik, President

                                        BORROWERS:

                                        ULTRAK, INC.


                                        By: /s/ TIM TORNO
                                            -----------------------------------
                                        Name: Tim Torno
                                              ---------------------------------
                                        Title: Vice President - Finance
                                               --------------------------------

                                        ULTRAK OPERATING, L.P.

                                        By: Ultrak GP, Inc.
                                            its General Partner

                                            By: /s/ TIM TORNO
                                                -------------------------------
                                            Name: Tim Torno
                                                  -----------------------------
                                            Title: Vice President - Finance
                                                   ----------------------------





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